                                                                   EXHIBIT 1.2



                 [Form of Debt Security Underwriting Agreement]


                                      $[ ]

                                 ATLAS AIR, INC.

                            [ ]% SENIOR NOTES DUE [ ]

                             UNDERWRITING AGREEMENT



           , 1999

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                                      -2-

                                     FORM OF
                             UNDERWRITING AGREEMENT


                                                                          , 1999



[UNDERWRITERS ADDRESS]







Ladies and Gentlemen:

                  Atlas Air, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement with you (the "Underwriters"), as set forth below.

                  1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Underwriters (the "Offering") $[ ] aggregate principal amount of its Senior Notes due [ ] (the "Notes" or "Securities"). The Notes will be issued pursuant to an indenture (the "Indenture") to be entered into by the Company, as issuer, and [ ], as trustee (the "Trustee").

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 and a related preliminary prospectus for the registration of the Securities under the Securities Act of 1933, as amended (the "Act"), and has filed such amendments thereto, if any, as may have been required prior to the date hereof. Such registration statement, as amended at the date of the Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said rule.

                  As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including any 462(b) Registration Statement (as defined) and including all financial statements and schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A ("Rule 430A") under the Rules and Regulations (as defined), if applica-ble, and included in the Prospectus (as defined); the term "Preliminary Prospectus" means each prospectus relating to the Securities filed with such registration statement or any amendment thereto (including the prospectus, if any, included in such registration statement or any amendment thereto at the time it was or is declared effective; and the term "Prospectus" means the prospectus relating to the Securities filed with the Registration Statement with the Commission pursuant to Rule 430A and Rule 424(b) ("Rule 424(b)") under the Rules and Regulations, if required, or, if no prospectus is required to be filed pursuant to Rule 430A or Rule 424(b), such term means the prospectus included in such Registration Statement. All references in this Agreement to the Registration Statement, Preliminary Prospectus and Prospectus and to financial statements and schedules and other information that is "contained," "included," "set forth," "described in" or "stated" therein (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is or is deemed to be incorporated by reference therein; and all references in this Agreement to amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), that is or is deemed to be incorporated by reference therein.

2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

                  (a) A registration statement on Form S-3 has been filed with the Commission with respect to the Securities (File No. ), including the form of prospectus, together with all amendments thereto, and has been prepared by the Company in conformity in all material respects with the requirements of the Act and the rules and regulations (the "Rules and Regulations") of the Commission thereunder and the Company meets all the requirements for filing on Form S-3. The Registration Statement at the time it was or will be declared effective and at the Closing Date (as defined) complies and will comply in all material respects with the requirements of the Act and the Rules and Regulations.

                  (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus nor instituted any proceeding for such purpose. When any Preliminary Prospectus was filed with the Commission it
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         (x) complied in all material respects with the requirements of the Act and (y) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective and on the Closing Date, it did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, and any amendments or supplements thereto on the date first filed with the Commission pursuant to Rule 424(b) (or if not so filed, on the date the Registration Statement or the amendment thereto containing the Prospectus or amendment or supplement to the Prospectus was or is declared effective) and on the Closing Date, (i) complied and will comply in all material respects with the requirements of the Act and the Rules and Regulations and (ii) did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information with respect to the Underwriters furnished to the Company by [managing Underwriter] specifically for use therein.

                  The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for use therein or to the Statement of Eligibility and Qualification (the "Form T-1") under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee filed as exhibits to the Registration Statement.

                  (c) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the
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         requirements of the 1934 Act and the rules and regulations (the "1934
         Act Regulations") of the Commission thereunder, and when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto became or becomes effective and at the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and to perform its obligations under this Agreement, the Indenture, and the Notes; the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (e) The Company's only subsidiaries are Atlas One, Inc., Atlas Freighter Leasing, Inc., Atlas Freighter Leasing II, Inc., Atlas Air Services Limited, LHC Properties, Inc., Atlas Flightlease, Inc. and Genessee Insurance Company, Ltd. (collectively, the "Subsidiaries"). Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority under such laws to own, lease and operate its properties and conduct its business; and each Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.
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                  (f) The Company has all requisite corporate power and
         authority to execute, deliver, and perform each of its obligations under the Notes. The Notes have been duly and validly authorized by the Company for issuance and conform in all material respects to the description thereof in the Prospectus. The Notes, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture, and delivered to and paid for by the Underwriters in accordance with the terms hereof, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Company, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law), (iii) the unenforceability, under certain circumstances, of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default, and (iv) the unenforceability of any provision requiring the payment of attorneys' fees, except to the extent that a court determines such fees to be reasonable (each of clauses (i), (ii), (iii), and (iv), an "Enforceability Limitation").

                  (g) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery thereof by the Trustee), will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to the Enforceability Limitations. The Indenture has been qualified under the Trust Indenture Act and complies as to form in all material respects with the requirements of the Trust Indenture Act.

                  (h) The Company is a "citizen of the United States" (as defined in Section 40102(a)(15) of Title 49 of the United States Code, as amended) and is an air carrier operating under a certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49, United States Code, for aircraft capable of carrying 10 or more
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         individuals or 6,000 pounds or more of cargo. There is in force with respect to the Company an air carrier operating certificate issued pursuant to Part 121 of the regulations under the sections of Title 49, United States Code, relating to aviation (the "Federal Aviation Act"). All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

                  (i) There has not occurred any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and the Subsidiaries, taken as a whole, from that set forth in the Prospectus.

                  (j) The Securities conform in all material respects to the description thereof contained in the Prospectus under the heading "Description of Debt Securities."

                  (k) The consolidated financial statements included or incorporated by reference in the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the consolidated results of operations and cash flows or changes in financial position of the Company and its consolidated subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

                  (l) The Company and the Subsidiaries possess adequate certificates, authorities and permits issued by appropriate governmental agencies or bodies necessary to conduct, in all material respects, the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that would, individually or in the aggregate, have a Material Adverse Effect.

                  (m) The statistical and market-related data included in the Prospectus are based on or derived from sources that the Company and the Subsidiaries believe to be reliable and accurate.

                  (n) Except as accurately described in all material respects in the Prospectus and except as would not have a Material Adverse Effect and would not materially and ad-
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                                      -8-

         versely affect the ability of the Company to perform its obligations under this Agreement, the Notes, and the Indenture, or to consummate the transactions contemplated by the Prospectus, there are no legal or governmental proceedings pending or, to the best knowledge of the Company, threatened to which the Company or any of the Subsidiaries is or may be a party or to which any of the properties of the Company or any of the Subsidiaries is or may be subject.

                  (o) Except as described in the Prospectus, no consent, approval, authorization or order of any court or governmental agency or body is required for the performance of this Agreement, the Notes or the Indenture, by the Company or its Subsidiaries, except such as have been obtained or are contemplated to be obtained by the Prospectus and such as may be required under the Act, the Trust Indenture Act or state securities or "Blue Sky" laws in connection with the purchase and distribution of the Notes by the Underwriters. Each of the Company and the Subsidiaries has complied with all laws, regulations and orders applicable to it or its business, except for any violation of such laws, regulation or orders which would not have a Material Adverse Effect. Each of the Company and the Subsidiaries has performed in all material respects all of the obligations required to be performed by it, and is not in default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, letter of credit agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which it is a party or by which it or any of its property is bound (collectively, the "Contracts"), except for such failures to perform or defaults as would not have a Material Adverse Effect, and, to the knowledge of the Company, no other party under any such Contracts is in material default in any respect thereunder, except for such defaults as would not have a Material Adverse Effect.

                  (p) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Company. This Agreement has been duly executed and delivered by the Company; no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions on its

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         part herein contemplated, except such as may have been obtained under the Act or otherwise and such as may be required under state securities or "Blue Sky" laws; the performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms and provisions of or constitute a default under the Certificate of Incorporation or By-laws of the Company. Except, in each case, for instances that would not result in a Material Adverse Effect or a material adverse effect on the ability of the Company to perform its obligations under this Agreement; the performance of this Agreement and consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms and provisions of or constitute a default under or result in the creation or imposition of any lien, charge, or encumbrance upon the assets or properties of the Company or any Subsidiary, pursuant to any Contract statute, order, rule or regulation applicable to the Company or any Subsidiary or their respective businesses or properties or of any court or other governmental body.

                  (q) Each of the Company and the Subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in or referred to in the Prospectus or as would not have a Material Adverse Effect.

                  (r) The Company is not, and after giving effect to the transactions contemplated hereby or the Notes Offering (as defined) will not be, an "investment company" as such term is defined in the Investment Company Act of 1940 as amended.

                  (s) None of the Company, the Subsidiaries or an agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  (t) Except as described in the Prospectus, no labor problem exists with the Company's employees or with employees of any Subsidiary or, to the best knowledge of the Company, is imminent that could reasonably be expected to have a Material Adverse Effect, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal con-tractors or customers that could reasonably be expected to have a Material Adverse Effect.

                  (u) The Company and the Subsidiaries (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

                  (v) Each of the Company and the Subsidiaries carries insurance in such amounts and covering such risks as it deems reasonable for the conduct of its business and the value of its properties.

                  3. Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters, and each of the Underwriters severally agrees to purchase from the Company, at [ ] of their principal amount, the respective aggregate principal amounts of the Notes set forth opposite their respective names on Schedule 1 hereto. The obligations of the Underwriters under this Agreement are several and not joint. One or more certificates in definitive form for the Notes that the Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as each Underwriter requests upon notice to the Company at least two business days prior to the Closing Date, shall be delivered by or on behalf of the Company, against payment by or on behalf of the Underwriters, of the purchase price therefor (less an amount equivalent to payment of interest at the then applicable Federal Funds Rate on the purchase price of the Securities for one
(1) day) by wire transfer or check of immediately available funds to the account of the Company previously designated by it in writing. Such delivery of and payment for the Securities shall be made at the offices of [ ] at 10:00 a.m. local time, on [ ], 1999 or at such other place,
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time or date as the Underwriters and the Company may agree upon or as the
Underwriters may determine pursuant to Section 7(a) hereof, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificate or certificates for the Notes available for checking and packaging by the Underwriters at the offices in New York, New York of [ ] at least 24 hours prior to the Closing Date.

                  4. Offering by the Underwriters. After the Prospectus has been filed pursuant to rule 424(b) promulgated under the Act, the Underwriters propose to offer for sale to the public the Securities at the price and upon the terms set forth in the Prospectus relating to the Securities.

                  5. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

                  (a) If required, the Company will file the Prospectus and any amendments or supplements thereto with the Commission in the manner and within the time period required by Rule 424(b) (but only if the Underwriters or their counsel have not reasonably objected thereto promptly after having been furnished a copy thereof a reasonable time prior to the proposed filing thereof). During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the Rules and Regulations to the extent necessary to permit the continuation of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus or the amendment referred to in the second sentence of
         Section 2(a) hereof or any amendment or supplement to such Prospectus or any amendment to the Registration Statement of which the Underwriters and their counsel shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed filing and as to which filing the Underwriters and their counsel shall not have given their respective consent, which consent will not be unreasonably withheld or delayed. The Company will prepare and will file with the Commission, in accordance with the Act and the Rules and Regulations, promptly upon request by the Underwriters or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or reasonably advisable in connection with the distribution of the Securities by the Underwriters, and the Company will use its reasonable best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission promptly. The Company will advise the Underwriters, promptly after it receives notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendments or supplements thereto have been filed.

                  (b) The Company will advise the Underwriters, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or any amendments or supplements thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threat or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its reasonable best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

                  (c) The Company will cooperate with the Underwriters in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions in the United States and Canada as the Underwriters may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

                  (d) During such time as a prospectus relating to the Securities is required to be delivered under the Act, if after due inquiry, the Company should become aware of any event that occurs, and as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if the Company should be of the opinion that for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Company will promptly notify the Underwriters and their counsel thereof and the Company will prepare and, subject to Section 5(a) hereof, will file with the Commission, at its sole expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus (in form and substance reasonably satisfactory to the Underwriters and their counsel and in compliance with the Act and the Rules and Regulations) so that the Prospectus as so supplemented or amended will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or so that the Prospectus will comply with law, and will deliver to the Underwriters, without charge, such number of copies thereof as they may reasonably request.

                  (e) The Company will, without charge, provide (i) to the Underwriters and to their counsel a signed copy of the registration statement originally filed and each amendment thereto (in each case including exhibits thereto) and the Registration Statement and (ii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus and the Prospectus relating to the Securities and any amendment or supplement thereto as each Underwriter may reasonably request.

                  (f) The Company, as soon as practicable but not later than 90 days after the close of the period covered thereby, will make generally available to holders of the Securities and to the Underwriters consolidated earning statements of the Company (which need not be certified by an independent public accountant) that satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder covering a twelve-month period ending [ ].

                  (g) For and during the period ending [five] years after the effective date of the Registration Statement, the Company will furnish to the Underwriters copies of all reports and other communications (financial or otherwise) furnished by the Company to its securityholders generally and copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

                  (h) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared and are available, a copy of any unaudited interim consolidated financial statements of the Company and any pro forma information prepared in respect of any period subsequent to the period covered by its most recent financial statements included in the Registration Statement and the Prospectus.

                  (i) The Company will not at any time, directly or indirectly, take any action designed, or that might reasonably be expected, to cause or result in, or that will constitute, stabilization or manipulation of the price of the Notes to facilitate the sale or resale of any of the Securities in violation of the 1934 Act.

                  (j) The Company will apply the net proceeds from the sale of the Securities as set forth in the Prospectus.

                  6. Expenses. The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated, as provided in this Section 6 including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto and the Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, (ii) the printing (or reproduction) and delivery of this Agreement, the Securities, any Blue Sky Memoranda and all other documents and agreements printed (or reproduced) and delivered in connection with the offering of the Securities, (iii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iv) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company or its subsidiaries, (v) preparation (including printing), issuance and delivery to the Underwriters of certificates evidencing the Securities, (vi) the qualification of the Securities in the United States and Canada under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto, (vii) the filing fees of the Commission and the [New York Stock Exchange, Inc.] relating to the Securities, (viii) expenses of the Company and its subsidiaries in connection with any meetings with prospective investors in the Securities, (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved in writing by the Underwriters to be paid by the Underwriters), (x) the fees and expenses of the Trustee, including fees and expenses of its counsel, (xi) any fees charged by investment rating agencies for the rating of the Securities and (xii) the costs and expenses incident to the performance by the Company of its obligations hereunder and in connection with the offer, sale and delivery of the Securities to be sold by it, including any stock transfer taxes payable upon the sale of such Securities to the Underwriters.

                  If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 10 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder (other than solely by reason of a default by the Underwriters of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company will promptly reimburse the Underwriters upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel for the Underwriters) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Securities not so delivered.

                  7. Conditions of the Underwriters' Obligations. The obligation of the Underwriters to purchase and pay for the Securities on the Closing Date shall be subject to the following additional conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement or any amendment thereto or the qualification of the Indenture under the Trust Indenture Act shall have been issued and no proceedings for that purpose shall have been instituted or to the knowledge of the Company or the Underwriters, shall be threatened or contemplated by the Commission.

                  (b) The Underwriters shall have received an opinion, in form and substance satisfactory to the Underwriters dated the Closing Date, and addressed to the Underwriters, of Cahill Gordon & Reindel, counsel for the Company to the effect that:

                  (i) The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and to conduct its business as described in the Registration Statement and the Prospectus.

                  (ii) No authorization, approval, consent or license of any state or federal governmental or regulatory body, except as may be required under the Act, applicable "Blue Sky" laws or the rules and regulations of the New York Stock Exchange, Inc., is required in connection with the (A) authorization, issuance, transfer, sale or delivery of the Securities under this Agreement; (B) execution, delivery and performance of this Agreement by the Company; (C) taking of any action contemplated herein or in the Registration Statement or Prospectus, or if so required all such authorizations, approvals, consents and licenses, specifying the same, have been obtained and are in full force and effect.

                  (iii) The Company has the authorized and outstanding capital stock, and, to the knowledge of such counsel, stock options and warrants as set forth in the Registration Statement and the Prospectus. The outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable.

                  (iv) The Company is not an "investment company" as defined in
         Section 3(a) of the Investment Company Act.

                  (v) The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Company.

                  (vi) The Registration Statement and the Prospectus, and each amendment thereof or supplement thereto, comply in all material respects as to form with the requirements of the Act and the Rules and Regulations (except that no opinion need be expressed as to financial statements, financial statement notes and other financial and statistical data contained in the Registration Statement or the Prospectus).

                  (vii) The descriptions in the Registration Statement and Prospectus of contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel does not know of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement (including, for this purpose, all exhibits filed with respect to any document incorporated by reference therein) that are not described or filed as required; it being understood that such counsel need express no opinion as to the financial statements, financial notes or schedules or other financial or statistical data included therein.

                  (viii) The Registration Statement has become effective under the Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated. All filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made.

                  (ix) The execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions herein contemplated and the compliance with the terms of this Agreement do not and will not conflict with or result in a breach of any of the terms or provisions of or violate or constitute a default under, the Certificate of Incorporation or By-laws of the Company, or, except, in each case, for instances that would not result in a Material Adverse Effect or a material adverse effect on the ability of the Company to perform its obligations under this Agreement, any material indenture or mortgage known to such counsel or other material agreement or instrument known to such counsel to which the Company is a party or by which the Company or its properties is bound, or any existing federal or New York state statute, rule or regulation, or any judgment, order or decree known to such counsel, of any government, governmental instrumentality or Federal or New York State court, domestic or foreign, having jurisdiction over the Company or any of its properties.

                  Such counsel has participated in the preparation of the Registration Statement and Prospectus. Although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus on the basis of the foregoing (relying as to materiality to a large extent on discussions with, and representations and opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel to lead him to believe (A) that the Registration Statement or any amendment thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained or contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering the foregoing opinions, Such counsel may (i) state that their opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of [ ] and (ii) rely, to the extent such counsel deems proper, upon the representations set forth herein and on certificates of public officials and officers of the Company, with respect to the accuracy of factual matters contained therein which were not independently established.

                  (c) The Underwriters shall have received an opinion of _______, General Counsel for the Company, dated as of the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

                  (i) The Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in the United States in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect on the Company and its Subsidiaries, considered as one enterprise.

                  (ii) Each Subsidiary is a corporation duly organized under the laws of its jurisdiction of incorporation and is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect on the Company and its Subsidiaries, considered as one enterprise.

                  (iii) Such counsel does not know of any statutes or regulations, or any pending or threatened legal or governmental proceedings, required to be described in the Prospectus that are not described as required, nor of any contracts or documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required.

                  (iv) All of the issued and outstanding shares of the capital stock of each Subsidiary are validly issued, fully paid and nonassessable and, to such counsel's knowledge, all of the issued and outstanding shares of stock of each Subsidiary are owned by the Company free and clear of all mortgages, pledges, liens, security interests, conditional sales agreements, charges and encumbrances of every nature.

                  (v) The Company possesses all state and federal authorizations, approvals, consents and licenses necessary for the operations of its business except for such authorizations, approvals, consents and licenses the failure to possess which would not have a Material Adverse Affect.

                  (vi) The Company is an "air carrier" and a "citizen of the United States" within the meaning of Section 40102(a)(15) of Title 49 of the United States Code, as amended, holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code, as amended, for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo.

                  (vii) To the knowledge of such counsel, except as disclosed in the Prospectus, there is no event of default under any material agreement or instrument under which indebtedness of the Company is outstanding or by which it is bound or any of its properties is subject.

                  Such counsel has participated in the preparation of the Registration Statement and Prospectus. Although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing (relying as to materiality to a large extent on discussions with, and representations and opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel to lead him to believe (A) that the Registration Statement or any amendment thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained or contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering the foregoing opinions, Such counsel may (i) state that their opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of [ ] and (ii) rely, to the extent such counsel deems proper, upon the representations set forth herein and on certificates of public officials and officers of the Company, with respect to the accuracy of factual matters contained therein which were not independently established.

                  (d) The Underwriters shall have received from Arthur Andersen LLP a letter dated the date hereof and the Closing Date, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters.

                  (e) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date, as if made on and as of such date; the statements of the Company's officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct in all material respects on and as of the date of the delivery of such certificate and as of any date referred to therein; the Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and subsequent to the date of the most recent financial statements in the Prospectus, there shall have been no Material Adverse Change.

                  (f) The sale of the Securities by the Company hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

                  (g) Subsequent to the respective dates as of which information is given in the Prospectus, except in each case as described in the Prospectus, none of the Company, or the Subsidiaries shall have incurred any liabilities or obligations, direct or contingent (other than in the ordinary course of business), that are material either to the Company and the Subsidiaries, taken as a whole, and there shall not have been any adverse change in the capital stock or long-term indebtedness of the Company and its Subsidiaries that is material to the Company and the Subsidiaries, taken as a whole.

                  (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the conduct of the business and operations of each of the Company and its Subsidiaries shall not have been interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured) or by any court or governmental action, order or decree, and, except as otherwise stated therein, the properties of each of the Company and its Subsidiaries shall not have sustained any loss or damage (whether or not insured) as a result of any such occurrence, except any such interference, loss or damage that would not have a Material Adverse Effect.

                  (i) The Underwriters shall have received certificates, in form and substance reasonably satisfactory to the Underwriters and [ ], counsel for the Underwriters, dated the Closing Date, and addressed to the Underwriters, of the Company, executed by its chief executive officer or president and the chief financial officer or chief accounting officer, to the effect that:

                  (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects as if made on and as of the Closing Date, and the Company has performed in all material respects all covenants and agreements and satisfied all conditions to be performed or satisfied at or prior to the Closing Date;

                  (ii) No stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and, to the best of such officers' knowledge, no proceedings for those purposes have been instituted or threatened or are contemplated by the Commission;

                  (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material change in the capital stock, long-term debt, obligations under capital leases or short-term borrowings or other agreements or instruments relating to the ownership of the property of the Company and the Subsidiaries or any Material Adverse Effect, or any development which would be reasonably likely to have a Material Adverse Effect, except in each case as described in or contemplated by the Prospectus;

                  (iv) To the best of such officers' knowledge and belief, the sale of the Securities by the Company has not been enjoined (temporarily or permanently); and

                  (v) No stop order suspending the effectiveness of the Registration Statement or any amendment thereto or the qualification of the Indenture under the Trust Indenture Act has been issued, and no proceedings for those purposes have been instituted or, to the best of such person's knowledge, are threatened or contemplated by the Commission.

                  (j) On or before the Closing Date, the Underwriters and [ ], counsel for the Underwriters, shall have received such further documents, opinions, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and each of its Subsidiaries as they shall have heretofore reasonably requested.

                  All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all respects to the Underwriters and [ ], counsel for the Underwriters. The Company and each of its Subsidiaries shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Underwriters shall reasonably request.

                  8. Indemnification and Contribution.

                  (a) The Company and each of the Subsidiaries, jointly and severally, agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto or any Preliminary Prospectus or the Prospectus or any amendments or supplements thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or

                  (ii) the omission or alleged omission to state in such Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such controlling person for any reasonable legal or other out-of-pocket expenses reasonably incurred by any such Underwriter or any such controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; provided that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendments or supplements thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by the Underwriters through the Underwriters with respect to the Underwriters specifically for use therein; provided, further, that the Company and each of the Subsidiaries will not be liable to any Underwriter if such untrue statement or omission or alleged untrue statement or omission was contained or made in any Preliminary Prospectus and completely corrected in the Prospectus and any such loss, liability, claim, damage or expense suffered or incurred by any Underwriter resulted from any action, claim or suit by any person who purchased Securities that are the subject thereof from any Underwriter and such Underwriter failed to deliver or pro-vide a copy of the Prospectus relating to the Securities to such person with or prior to the confirmation of the sale of such Securities sold to such person in any case where delivery is required by the Act or the Rules and Regulations, unless such failure to deliver or provide a copy of the Prospectus relating to the Securities was a result of noncompliance by the Company with Section 5(e)(ii) of this Agreement. This indemnity agreement will be in addition to any liability that the Company and each of the Subsidiaries may otherwise have to the indemnified parties. The Company and each of the Subsidiaries shall not be liable under this Section 8 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld. The Underwriters shall not, without the prior written consent of the Company, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Company is or could have been a party, or indemnity could have been sought hereunder by the Company, unless such settlement (A) includes an unconditional written release of the Company, in form and substance reasonably satisfactory to the Company, from all such liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Company.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors and each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, or any such director, officer or controlling person may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Underwriters specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have to the indemnified parties. No Underwriter shall be liable under this Section 8 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of the applicable Underwriter, effect any settlement or compromise of any pending or threatened proceeding in respect of which such Underwriter is or could have been a party, or indemnity could have been sought hereunder by such Underwriter, unless such settlement (A) includes an unconditional written release of such Underwriter, in form and substance reasonably satisfactory to such Underwriter, from all such liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of such Underwriter.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 8, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligations provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemni-fying party, then the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by any Underwriter in the case of paragraph (a) of this Section 8 or the Company, in the case of paragraph (b) of this Section 8, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions), (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or (iii) the indemnifying party shall have failed to assume the defense or retain counsel reasonably satisfactory to the indemnified party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

                  (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is for any reason unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriter's discounts and commissions but before deducting expenses) received by the Company and (y) the total underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by an indemnified party or parties on the one hand, or the indemnifying party or parties on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Company on the one hand and the Underwriters on the other hand were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph
(d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts and commissions received by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise paid or been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, and each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the

Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

                  9. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, the Company's officers, and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or any of its officers or directors, the Underwriters or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

                  10. Termination.

                  (a) This Agreement may be terminated in the sole discretion of the Underwriters by notice to the Company, given prior to the Closing Date, in the event that the Company shall have failed, refused or become unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing
Date:

                  (i) trading in securities generally on the New York Stock Exchange, Inc., the American Stock Exchange or the Nasdaq Stock Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange;

                  (ii) a banking moratorium shall have been declared by New York or United States authorities; or

                  (iii) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency or (C) any material change in the financial markets of the United States which, in the sole judgment of the Underwriters, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

                  (b) Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in
Section 9 hereof.

                  11. Increase in Underwriters' Commitments. If any Underwriter shall default in its obligation to take up and pay for the Securities to be purchased by it hereunder on the Closing Date and if the amount of Securities that all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Securities that the Underwriters are obligated to purchase on the Closing Date, the non-defaulting Underwriters shall take up and pay for (in addition to the Securities they are obligated to purchase pursuant to Section 1 hereof) the number of Securities agreed to be purchased by all such defaulting Underwriters on the Closing Date, as hereinafter provided. Such Securities shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate amount of Securities set opposite the names of such non-defaulting Underwriters in
Schedule I.

                  If a new allocation is made in accordance with the foregoing provision, you shall have the right to postpone the Closing Date, as the case may be, for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

                  The term Underwriter as used in this agreement shall refer to and include any Underwriter substituted under this Section 11 with like effect as if such substituted Underwriter had originally been named in Schedule I.

                  If the amount of Securities that all Underwriters so defaulting shall have agreed but failed to take up and pay for exceeds 10% of the total number of Securities that the Underwriters are obligated to purchase on the Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                  12. Information Supplied by the Underwriters

                  The statements set forth in the last paragraph on the front cover page of the Prospectus relating to the Securities and paragraph [ ] under the heading "Underwriting" in the Pro-spectus relating to the Securities (to the extent such statements relate to the Underwriters) constitute the only information furnished by the Underwriters to the Company for the purposes of Sections 2(b), 8(a) and 8(b) hereof. Each Underwriter confirms that such statements, to the extent such statements relate to each such Underwriter, are correct in all material respects.

                  13. Notices. All communications hereunder shall be in writing and, if sent to the Underwriters, shall be mailed or delivered or telecopied and confirmed in writing to the Underwriters in care of [ ], Attention: Corporate Finance Department, and if sent to the Company, shall be mailed, delivered or telegraphed and confirmed in writing to Atlas Air, Inc., at 538 Commons Drive, Golden, Colorado 80401, Attention: Chief Financial Officer.

                  14. Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors and legal Underwriters, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained. This Agreement and all conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the Company's officers who have signed the Registration Statement, and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Underwriters will be deemed a successor because of such purchase.

                  15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

                  16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Underwriters.

                                       Very truly yours,

                                       ATLAS AIR, INC.


                                       By: ____________________________________
                                           Name:
                                           Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

[US Underwriters]

[International Underwriters]

                                   SCHEDULE I



                                                                                        Principal Amount of
                                                                                        Senior Notes to be
Underwriters                                                                                 Purchased
------------                                                                                 ---------
Names of Other Underwriters.....................................................             $[     ]
                                                                                        -------------------
Total                                                                                      $[         ]